SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of November 5, 2012 (this “Security Agreement”) is entered into by and among APACHE ENERGY SERVICES, LLC, a Nevada limited liability company dba AES WATER SOLUTIONS (“Obligor”) and RESERVE FINANCIAL CORP., a Texas corporation (the “Secured Party”).

W I T N E S S E T H

WHEREAS, Obligor and HII TECHNOLOGIES, INC, a Delaware corporation, as co-borrower, executed a certain $600,000.00 promissory note on the date hereof made payable to Secured Party (the “Note”); and

WHEREAS, the Note evidences a purchase money loan made to allow APACHE ENERGY SERVICES, LLC, a Nevada limited liability company dba AES WATER SOLUTIONS to purchase certain assets (the “Assets”) from Vanderra Resources, LLC, under the terms of that certain Order Granting Debtor’s Expedited Motion to Sell (7 Miscellaneous Sales) Free and Clear of All Claims, Liens, Interests and Encumbrances dated October 16, 2012; entered in Case No. 12-45137-dml-11, In Re: Vanderra Resources, LLC, In the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the “Bankruptcy Order”).

WHEREAS, a list of the Assets is attached as Exhibit A to this Security Agreement, and this Security Agreement evidences Secured Party’s first lien security interest on the Assets.  Secured Party has a purchase money lien on the Assets.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.

Certain Definitions.  As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.

(a)

“Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following:  the Assets, all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same.

(b)

“UCC” means the Uniform Commercial Code, as currently in effect in the State of Texas.

2.

Grant of Security Interest.  As an inducement for the Secured Party to make the loan evidenced by Note and to secure the complete and timely payment, performance and discharge in full, as the case may be, of the Note, Obligor hereby unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Party a continuing security interest in, and a first lien upon, Obligor’s right, title, and interest in the Collateral (the “Security Interest”).

3.

Representations Warranties Covenants and Agreements of the Obligor.  Obligor represents and warrants to, and covenants and agrees with, the Secured Party as follows:

(a)

Obligor has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Obligor of this Agreement have been duly authorized by all necessary action on the part of Obligor and no further action is required by the Obligor.

(b)

Upon the consummation of the Obligator’s purchase of the Assets under the terms of the Order, Obligor will be the sole owner of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant a security interest in the Collateral.

(c)

This Agreement creates in favor of the Secured Party a valid security interest in the Collateral securing the payment and performance of the Note and, upon making the filings described in the immediately following sentence, a perfected security interest in such Collateral.  Except for the filing of financing statements on Form UCC-I under the UCC with the Secretary of State of Nevada, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by Obligor of, or the effectiveness of, the security interest granted hereby or for the execution, delivery and performance of this Agreement by such Obligor or (ii) for the perfection of or exercise by the Secured Party of its rights and remedies hereunder.

(d)

On the date of execution of this Agreement, Obligor will deliver to the Secured Party one or more UCC financing statements on Form UCC-1 under the UCC with respect to the security interest for filing with the Secretary of State of Nevada.

(e)

The execution, delivery, and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which such Obligor is a party or by which such Obligor is bound.  No consent (including, without limitation, from stockholders or creditors of any Obligor) is required for Obligor to enter into and perform its obligations hereunder.

(f)

Obligor shall at all times maintain the lien and security interest provided for hereunder as a valid and perfected lien and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 12 hereof.  Obligor hereby agrees to defend the same against any and all persons.  The Obligor shall safeguard and protect all Collateral for the account of the Secured Party.  At the request of the Secured Party, the Obligor will sign and deliver to the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein.  Without limiting the generality of the foregoing, such Obligor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the security interest hereunder, and the Obligor shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the security interest hereunder.

(g)

Obligor will not transfer, sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party (except for sales of obsolete equipment in the ordinary course of business).

(h)

Obligor shall keep and preserve the Assets in good condition, repair and order.

(i)

Obligor shall permit the Secured Party and its representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Party from time to time.

(j)

Obligor shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Obligor that may materially affect the value of the Collateral, the security interest or the rights and remedies of the Secured Party hereunder.

(k)

All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Obligor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

4.

Defaults.  The following events shall be “Events of Default”:

(a)

The occurrence of an Event of Default (as defined in the Note) under the Note;

(b)

Any representation or warranty of any Obligor in this Agreement shall prove to have been incorrect in any material respect when made; and

(c)

The failure by Obligor to observe or perform any of its obligations hereunder or the Note, for fifteen (15) days after receipt by Obligor of notice of such failure from the Secured Party.

5.

Rights and Remedies Upon Default.  Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Note, and the Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located).  Without limitation, the Secured Party shall have the following rights and powers:

(a)

The Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the

Collateral, or any part thereof, is or may be placed and remove the same, and the Obligor shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Obligor’s premises or elsewhere, and make available to the Secured Party, without rent, all of the Obligor’s respective premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

(b)

The Secured Party shall have the right to operate the business of the Obligor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Obligor or right of redemption of the Obligor, which are hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Obligor, which are hereby waived and released.

6.

Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Secured Party in enforcing their rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Note, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Obligor any surplus proceeds.  If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, such Obligor will be liable for the deficiency, together with interest thereon, at the rate of 11% per annum or such lesser amount permitted by applicable law (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency.  To the extent permitted by applicable law, such Obligor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.

7.

Costs and Expenses.  The Obligor agree to pay all out-of-pocket fees, costs, and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party.  The Obligor shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein.  The Obligor will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts’ and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Note.  Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the Default Rate.

8.

Responsibility for Collateral.  Obligor assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Obligor hereunder or under the Note shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

9.

Term of Agreement.  This Agreement and the Security Interest shall terminate on the date on which all payments under the Note have been made in full.  Upon such termination, the Secured Party, at the request and at the expense of the Obligor, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

10.

Further Assurances.

(a)

On a continuing basis, Obligor will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any proper jurisdiction, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all the Collateral.

(c)

Obligor hereby irrevocably appoints the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Obligor and in the name of the Obligor, from time to time in the Secured Party’ discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Obligor where permitted by law.

11.

Notices.  All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, or (ii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day, or (iii) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to Payor:

HII Technologies, Inc.

710 N. Post Oak Road, Suite 400

Houston, Texas 77024

Attention:  Matthew C. Flemming

and

AES Water Solutions

710 N. Post Oak Road, Suite 400

Houston, Texas 77024

Attention:  Matthew C. Flemming

If to Secured

Reserve Financial Corp.

Party:

13310 Hempstead Highway

Houston, Texas 77040

12.

Miscellaneous.

(a)

No course of dealing between the Obligor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)

All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Note or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)

This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d)

In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable.  If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e)

No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the Parties giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)

This Agreement shall be binding upon and inure to the benefit of each Parties hereto and its successors and assigns.

(g)

Each Parties shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)

This Agreement shall be construed in accordance with the laws of the State of Texas except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of Texas in which case such law shall govern.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of any Texas State or United States Federal court sitting in the county of Houston over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court.  The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other inner provided by law.  The parties hereto further waive any objection to venue in the State of Texas and any objection to an action or proceeding in the State of Texas, on the basis of forum non convenient.

(i)

EACH PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTIES TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTIES HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTIES WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH PARTIES FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTIES KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION.  THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(j)

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement in the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the Parties executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.

OBLIGOR:

APACHE ENERGY SERVICES, LLC, a Nevada limited liability company dba AES WATER SOLUTIONS

By: /s/Matthew Flemming

Name:   Matthew Flemming

Title:  CEO

SECURED PARTY:

RESERVE FINANCIAL CORP.,  a Texas

            corporation

By:  /s/Keith Paul_________________

Name: Keith Paul_________________

Title: __________________________